SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


    Date of report (Date of earliest event reported):  August 7, 2002


                                  ASHLAND INC.
             (Exact name of registrant as specified in its charter)


                                    Kentucky
                 (State or other jurisdiction of incorporation)

         1-2918                                            61-0122250
  (Commission File Number)                              (I.R.S. Employer
                                                        Identification No.)


   50 E. RiverCenter Boulevard, Covington, Kentucky        41012-0391
        (Address of principal executive offices)           (Zip Code)


   P.O. Box 391, Covington, Kentucky                       41012-0391
           (Mailing Address)                               (Zip Code)


    Registrant's telephone number, including area code (859) 815-3333

    Item 7.   Financial Statements and Exhibits
    ------    ---------------------------------

         (c)  Exhibits

     99.1 Statement under oath of Paul W. Chellgren, Chief Executive Officer of Ashland Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.


     99.2 Statement under oath of J. Marvin Quin, Chief Financial Officer of Ashland Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.


    Item 9.  Regulation FD Disclosure
    -------  ------------------------

     On August 7, 2002, Ashland Inc. submitted to the Securities and Exchange Commission ("SEC") the Statements under Oath of the Principal Executive Officer and the Principal Financial Officer in accordance with the SEC's June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934. These statements are attached hereto as Exhibits 99.1 and 99.2.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                ASHLAND INC.
                                                ------------
                                                (Registrant)



    Date:  August 7, 2002              /s/ David L. Hausrath
                                       ---------------------
                                 Name:     David L. Hausrath
                                Title:    Vice President and
                                          General Counsel

                               EXHIBIT INDEX

99.1 Statement under oath of Paul W. Chellgren, Chief Executive Officer of Ashland Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2 Statement under oath of J. Marvin Quin, Chief Financial Officer of Ashland Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.